UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 3, 2005

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On May 3, 2005 The Manitowoc Company, Inc. (the “Company”) granted to each of the non-employee directors of the Company, options to purchase 2,400 shares of the Company’s common stock and 1,300 shares of restricted stock of the Company.   The Awards were granted pursuant to the terms of the 2004 Non-Employee Director Stock and Awards Plan (filed as Exhibit 99.1 to the company’s Registration Statement on Form S-8, filed on May 28, 2004 (Registration No. 333-1115992)).  The form of Award Agreement for the Awards is filed as Exhibit 10.11 to the Company’s report on form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2004.  The Award Agreements for the above referenced Awards to non-employee directors provide that all options granted vest immediately and the restrictions on all restricted shares awarded lapse on the third anniversary of the grant date.

Item 5.03                Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At its meeting held on May 3, 2005, the Board of Directors, on the recommendation of the Corporate Governance Committee, adopted amendments to the Company’s By-Laws to, among other things:

•                  Clarify the contents, advance notice requirements and delivery requirements applicable to written notices that shareholders must provide in order to submit agenda items for consideration at annual and special meetings of shareholders, including written notices pertaining to the submission of nominees for election as directors of the Company;

•                  Incorporate provisions consistent with the Corporate Governance Committee Charter pursuant to which qualified shareholders may recommend to the Board of Directors or its nominating committee candidates for consideration in connection with nominating individuals for election to the Board of Directors;

•                  Provide for electronic delivery of notice of meetings of shareholders and of the Board of Directors;

•                  Provide for electronic submissions of proxies by shareholders;

•                  Update the authority a committee of the Board of Directors may exercise to conform with the current provisions of the Wisconsin Business Corporation Law; and

•                  Update provisions relating to the indemnification of directors and officers to provide for the broadest indemnification presently permitted under the Wisconsin Business Corporation Law.

A copy of the Company’s By-Laws, restated to incorporate the amendments described above, is attached as Exhibit 3(ii) to this Current Report on Form 8-K.  Those amended and restated By-Laws are incorporated herein by this reference as if fully set forth herein, and the foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the attached amended and restated By-Laws.

Item 9.01                Financial Statements and Exhibits.

(c)           Exhibits.

                (3)(ii)       Restated By-Laws of The Manitowoc Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 6, 2005	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, general counsel and secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of May 3, 2005

Exhibit No.	Description	Filed Herewith

(3)(ii)	Restated By-Laws of The Manitowoc Company, Inc.	X